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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of the

                          Securities Exchange Act of 1934





Date of Report (Date of earliest event reported)          June 30, 1998
                                                    --------------------------

                            MITCHAM INDUSTRIES, INC.
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               (Exact name of registrant as specified in its Charter)


           Texas                     001-13490                  76-0210849
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(State or other Jurisdiction      (Commission File          (IRS Employer
      of Incorporation)                Number)          Identification Number)



  44000 Highway 75 South, Huntsville, Texas                       77342
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   (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code        (409) 291-2277
                                                    --------------------------


                                        N/A
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                   (Former address if changed since last report)

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ITEM 5.  OTHER EVENTS

a. In June 1998, the Company entered into a Preferred Supplier Agreement (the "agreement") with Input/Output, Inc. ("I/O"), thus replacing the parties' Exclusive Lease Referral agreement.

     The terms provide that Mitcham Industries will purchase an estimated $90 million to $100 million (after discounts) of I/O products over a five year term ending May 31, 2003, including Mitcham's May 1998 $15 million purchase of a substantial portion of I/O's lease fleet. I/O will refer all rental and lease/purchase inquiries from customers worldwide to Mitcham Industries during the term of the agreement. Under the terms of the previous Exclusive Lease Referral Agreement, I/O referred only rental inquiries from its North and South American customers to Mitcham. Additionally, I/O has agreed in principle not to rent products covered by the Preferred Supplier Agreement except in limited circumstances. The agreement is attached hereto as Exhibit 10.1.

b. On July 9, 1998, the Company issued a press release with respect to the signing of the agreement with I/O. The agreement was effective June 30, 1998. The press release is attached hereto as Exhibit 99.

ITEM 7.

FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements.  None

     (b)  Pro Forma Financial Information.  None.

     (c)  Exhibits.

     Exhibit Number      Description
     --------------      -----------
     10.1                Preferred Supplier Agreement, dated June 30, 1998,
                         between the Company and I/O.

     99                  Press Release dated July 9, 1998

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                                     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                              MITCHAM INDUSTRIES, INC.
                              -----------------------------------------------
                              (Registrant)


DATED:  July 15, 1998



                              By:  /s/  Roberto Rios
                                   ------------------------------------------
                                        Roberto Rios
                                        Vice President - Finance

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                                   EXHIBIT INDEX


Exhibit Number      Description
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10.1                Preferred Supplier Agreement, dated June 30, 1998, between the Company and I/O.

99                  Press Release dated July 9, 1998